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                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive revised proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Meadowbrook Insurance Group, Inc.
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              (Name of Registrant as Specified in Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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                       MEADOWBROOK INSURANCE GROUP, INC.

                              26600 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                                 (810) 358-1100

                          AMENDMENT TO PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1997


General

     This Amendment to Proxy Statement ("Amendment") is being furnished to holders of record of Common Stock, $.01 par value per share ("Common Stock") of Meadowbrook Insurance Group, Inc., a Michigan corporation ("the Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Temple Beth El, 7400 Telegraph Road, Bloomfield Hills, Michigan 48301, on Monday, May 19, 1997 at 2:00 p.m. E.S.T., and at any and all adjournments or postponements thereof. This Amendment amends the Proxy Statement mailed to the Company's stockholders on or about March 21, 1997 ("Proxy Statement").

     At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, at the address set forth above, or by attending the Annual Meeting and voting in person.

                                   AMENDMENTS

Amendment relating to Security Ownership of Certain Beneficial Owners and Management

The table appearing under the caption "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" on page 2 of the Proxy Statement is amended to read in its entirety as follows:

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following Table sets forth as of the Record Date the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own five percent or more of such shares, (ii) each Director, five
(5) of whom are nominees for election as a Director, (iii) each person named in the Summary Compensation Table under "Executive Compensation" on page 8 of the Proxy Statement, and (iv) all Directors and Executive Officers as a group, together with their respective percentage ownership of the outstanding shares:


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
                        NAME OF                             AMOUNT AND NATURE OF      PERCENT
                   BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP (1)    OF CLASS
-------------------------------------------------------  --------------------------  ----------
Merton J. Segal .......................................     3,096,827  (2/3)         34.2
Warren D. Gardner .....................................        33,729  (4)              *
Robert S. Cubbin ......................................       107,755  (5)            1.2
Joseph C. Henry .......................................        59,390  (6)              *
James R. Parry, Sr. ...................................        47,026  (7)              *
Joseph S. Dresner .....................................        88,188                 1.0
William K. Good .......................................       176,462  (8)            1.9
Hugh W. Greenberg .....................................       141,562  (9)            1.6
Irvin F. Swider .......................................       275,537  (10)           3.0
Bruce E. Thal .........................................         7,784  (11)             *
Herbert Tyner .........................................       136,377  (12)           1.5
David J. Campbell .....................................             0                   *
Florine Mark ..........................................             0                   *
  All Directors and Officers as a group (13 persons) ..     4,170,637                46.1
Scudder, Stevens & Clark, Inc. ........................       551,400  (13)           6.1
Stein Roe & Farnham, Inc. .............................       469,400  (14)           5.2
  All Beneficial Owners ...............................     5,191,437                57.3

_____________________
*  Less than 1%

(1) Includes shares subject to options exercisable within 60 days of the Record Date.

(2)  Address is 26600 Telegraph Road, Southfield, Michigan 48034.

(3) Includes 100,295 shares held by a Grantor Retained Annuity Trust. Also, includes 5,780 shares subject to currently exercisable options.

(4)  Includes 3,416 shares subject to currently exercisable options.

(5)  Includes 94,702 shares subject to currently exercisable options.

(6) Includes 5,136 shares held by a Revocable Trust established by Mr. Henry. Mr. Henry may be deemed to share beneficial ownership of these shares. Also, includes 54,254 shares subject to currently exercisable options.

(7)  Includes 46,526 shares subject to currently exercisable options.

(8) Includes 47,608 shares held by Mr. Good's adult children and 128,854 shares held by his spouse. Mr. Good may be deemed to share beneficial ownership as he has voting power over these shares.

(9) Includes 109,076 shares held by a Family Trust established by Mr. Greenberg. Also, includes 32,486 shares held by Detroit Gauge & Tool Company ("DGT") of which Mr. Greenberg is President and a greater than 10% stockholder. Mr. Greenberg may be deemed to share beneficial ownership of the shares held by the Trust and DGT.

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



(10) Includes 233,960 shares held by a Revocable Trust established by Mr. Swider. Also, includes 41,077 shares held by Future Products Tool Corp. ("FPTC") of which Mr. Swider is President and the sole stockholder. Mr. Swider may be deemed to share beneficial ownership of the FPTC shares.

(11) Includes 3,000 shares held in trust by Mr. Thal and 3,000 shares held in trust by his spouse. Also includes 1,784 shares held by Mr. Thal's nephews, in trust. Mr. Thal may be deemed to share beneficial ownership in these shares held by his nephews, as he has voting power over these shares.

(12) Includes 136,377 shares held by Hartman & Tyner, Inc. Mr. Tyner is President and greater than 10% stockholder of Hartman & Tyner, Inc. Mr. Tyner may be deemed to share beneficial ownership of these shares.

(13) Address is Two International Place, Boston, Massachusetts 02110-4103. Based on a Schedule 13G filed with the SEC on February 10, 1997, Scudder, Stevens & Clark, Inc. held sole voting power as to 165,800 shares, shared voting power as to 278,200 shares and sole power to dispose or to direct the disposition of 551,400 shares.

(14) Address is One South Wacker Drive, Chicago, Illinois 60606.  Based on a
     Schedule 13G filed with the SEC on February 12, 1997, Stein Roe & Farnham, Inc. held sole dispositive power of 469,400 shares.



Amendment relating to Section 16(a) Beneficial Ownership Reporting Compliance

     The information appearing under the caption "DIRECTORS AND OFFICERS--
Section 16(a) Beneficial Ownership Reporting Compliance" on page 3 of the Proxy Statement is amended to read in its entirety as follows:

      "Based solely upon a review of Forms 3, 4, and 5, any amendments thereto furnished to the Company pursuant to the rules of the Securities and Exchange Commission, or written representations from certain reporting persons presented to the Company, all such reports required to be filed by reporting persons have been filed in a timely fashion during the fiscal year ended December 31, 1996, except as follows: Irvin F. Swider inadvertently failed to file one Form 4 to report two purchase transactions. Mr. Swider has corrected this omission by filing an amended Form 4 to report these transactions. Joseph S. Dresner inadvertently failed to file one Form 4 to report a purchase transaction. Mr. Dresner has corrected this omission by filing an amended Form 4 to report this transaction. Bruce E. Thal inadvertently failed to file one Form 4 to report a purchase transaction. Mr. Thal has corrected this omission by filing an amended Form 4 to report this transaction."

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Dated:  April 28, 1997